AMENDMENT NO. 2

                                       TO

                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        OREGON METALLURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


               OREGON                                  93-0448167
 --------------------------------------   -------------------------------------
(State of incorporation or organization) (I.R.S. Employer Identification Number)


          530 34TH AVENUE, SW
             ALBANY, OREGON                            97321-0177
 --------------------------------------   -------------------------------------
(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:      NONE.


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


         Securities to be registered pursuant to Section 12(g) of the Act:

                         RIGHTS TO PURCHASE COMMON STOCK
                                (Title of Class)

ITEM 2. EXHIBITS.

           Exhibit Number   Exhibit
           --------------   -------

                  1 Rights Agreement (including a Form of Rights Certificate as Exhibit A and a Summary of Rights to Purchase Common Shares as Exhibit B) (Filed as
                            Exhibit 1 to Amendment No. 1 to Form 8-A filed October 22, 1997.)

                 1.1        Amendment to Rights Agreement filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.




                                               OREGON METALLURGICAL CORPORATION


                                               By: /s/ Dennis P. Kelly
                                                  ------------------------------
                                                    Dennis P. Kelly
                                               Its: Vice President, Finance and
                                                    Chief Financial Officer

           Exhibit Number   Exhibit
           --------------   -------

                  1 Rights Agreement (including a Form of Rights Certificate as Exhibit A and a Summary of Rights to Purchase Common Shares as Exhibit B) (Filed as
                            Exhibit 1 to Amendment No. 1 to Form 8-A filed October 22, 1997.)

                 1.1        Amendment to Rights Agreement filed herewith.